United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: January 1, 2005

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Crest Street, Escondido, California 92025-1707
(Address of principal executive offices) (Zip Code)

(760) 741-2111
(Registrant’s telephone number, including area code)

None
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Amendment of Material Definitive Agreements

On January 1, 2005, Realty Income Corporation (the “Company”) entered into Restricted Stock Agreements with each of Thomas A. Lewis, Gary M. Malino, Paul M. Meurer, Michael R. Pfeiffer and Mark G. Selman.  A copy of each of these Restricted Stock Agreements is being filed herewith as exhibits 10.1 through 10.5.  On January 1, 2005, the Company also entered into Amended and Restated Restricted Stock Agreements with each of Messrs. Lewis, Malino, Meurer, Pfeiffer and Selman (collectively, the “Amended Agreements”).  The Amended Agreements amend and restate Restricted Stock Agreements entered into by and between the Company and each of Messrs. Lewis, Malino, and Selman on January 1, 2001, January 1, 2002, January 1, 2003 and January 1, 2004; Mr. Pfeiffer on January 1, 2003 and January 1, 2004 and Mr. Meurer on January 1, 2002, January 1, 2003 and January 1, 2004.  A copy of each of the Amended Agreements is being filed herewith as exhibits 10.6 through 10.10.  The Company’s form of Restricted Stock Agreement is being filed herewith as exhibit 10.11.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.  The following exhibits are being filed herewith:

10.1         Restricted Stock Agreement by and between Realty Income Corporation and Thomas A. Lewis, dated as of January 1, 2005.

10.2         Restricted Stock Agreement by and between Realty Income Corporation and Gary M. Malino, dated as of January 1, 2005.

10.3         Restricted Stock Agreement by and between Realty Income Corporation and Paul M. Meurer, dated as of January 1, 2005.

10.4         Restricted Stock Agreement by and between Realty Income Corporation and Michael R. Pfeiffer, dated as of January 1, 2005.

10.5         Restricted Stock Agreement by and between Realty Income Corporation and Mark G. Selman, dated as of January 1, 2005.

10.6         Amended and Restated Restricted Stock Agreements by and between Realty Income Corporation and Thomas A. Lewis, dated as of January 1, 2005.

10.7         Amended and Restated Restricted Stock Agreements by and between Realty Income Corporation and Gary M. Malino, dated as of January 1, 2005.

10.8         Amended and Restated Restricted Stock Agreements by and between Realty Income Corporation and Paul M. Meurer, dated as of January 1, 2005.

10.9         Amended and Restated Restricted Stock Agreements by and between Realty Income Corporation and Michael R. Pfeiffer, dated as of January 1, 2005.

10.10       Amended and Restated Restricted Stock Agreements by and between Realty Income Corporation and Mark G. Selman, dated as of January 1, 2005.

10.11       Form of Restricted Stock Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2005	REALTY INCOME CORPORATION

	By:	/s/Michael R. Pfeiffer
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary